                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                           MORGAN GRENFELL SMALL CAP FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         Common
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         9,802,054
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         March 4, 1999
         -----------------------------------------------------------------------

                      MORGAN GRENFELL SMALLCap FUND, INC.
                                885 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
MORGAN GRENFELL SMALLCap FUND, INC.:

    The Annual Meeting of Shareholders of Morgan Grenfell SMALLCap Fund, Inc. will be held on Wednesday, April 28, 1999 at 9:30 a.m. at 885 Third Avenue, 32nd Floor, New York, New York for the following purposes:

    (1) To elect as directors of the Fund; Patrick W.W. Disney, Robert E. Greeley and Joseph J. Incandela

    (2) To ratify the selection of KPMG Peat Marwick LLP as Independent Certified Public Accountants of the Fund for the fiscal year ending December 31, 1999; and

    (3) To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ALL PROPOSALS.

    Shareholders of record at the close of business on March 2, 1999 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.

    IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED THEREBY SAVING YOUR FUND THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                   JAMES A. CAPEZZUTO, SECRETARY

March 9, 1999

--------------------------------------------------------------------------------

Please complete, date and sign the Proxy Card for the shares held by you and return the Proxy Card in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States.
--------------------------------------------------------------------------------

                      MORGAN GRENFELL SMALLCap FUND, INC.

                                885 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 230-2600

--------------------------------------------------------------------------------

                                PROXY STATEMENT
--------------------------------------------------------------------------------

    This Proxy Statement is furnished in connection with the solicitation by the board of directors of Morgan Grenfell SMALLCap Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on April 28, 1999 (the "Meeting"), and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 9, 1999. This Proxy Statement is being first mailed to shareholders on or about March 20, 1999.

    The Fund's annual report for the year ended December 31, 1998 was mailed to shareholders on February 26, 1999. Copies of the Fund's most recent annual report are available without charge upon request made in writing to Morgan Grenfell, or by telephone to 1-800-550-6426.

    As of March 2, 1999 there were 9,802,054 issued and outstanding shares of common stock of the Fund. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on March 2, 1999 will be entitled to vote at the meeting. The Fund is not aware that any person owned beneficially or of record more than 5% of the outstanding shares of the Fund on March 2, 1999.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    Under the provisions of the Fund's articles and by-laws, the directors are divided into three classes. It is intended that proxies not limited to the contrary will be voted in favor of Messrs. Robert E. Greeley and Joseph H. Incandela as directors of the class whose term is set to expire at the 2002 Annual Meeting of Shareholders and Mr. Patrick W.W. Disney as director of the class whose term is set to expire at the 2000 Annual Meeting (or special meeting in lieu thereof). Messrs. Disney, Greeley and Incandela presently serve as directors of the Fund and have consented to being nominated herein and have indicated a willingness to serve if elected. The by-laws of the Fund state that a person receiving a plurality of the votes cast shall be elected as director.

    The following table presents certain information regarding the directors (including the nominees), indicating their principal occupations, which, unless specified dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a director's or nominee's name indicates that he is an 'interested person" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") through his position with the Fund's investment advisor, Morgan Grenfell Inc. (the "Advisor"), 885 Third Avenue, New York, New York, 10022. The Fund's administrator is also Morgan Grenfell Inc.

                        INFORMATION CONCERNING DIRECTORS

                                                                           FIRST                   SHARES OF
NAME, AGE AND POSITION                                                   BECAME A       TERM         FUND      PERCENT OF
WITH THE FUND             BUSINESS EXPERIENCE AND DIRECTORSHIPS          DIRECTOR     EXPIRING     OWNED(1)     CLASS(2)
------------------------  --------------------------------------------  -----------  -----------  -----------  -----------
Patrick W.W. Disney(3)*,  Director and Chief Executive Officer,               1998         2000            0            0%
Age 42, Director          Morgan Grenfell Investment Services, Ltd.;
Nominee                   Director, Morgan Grenfell Asset Management
                          Ltd.

James E. Minnick*         President, Chief Executive Officer,                 1997         2000       15,614         .159%
Age 50, President,        Morgan Grenfell Inc.
Chairman and Director     Director, Morgan Grenfell Asset Management
                          Ltd.

Robert E. Greeley         Manager Corporate Investments, Hewlett              1987         1999        1,270         .013%
Age 67, Director          Packard (1979-1991); President Page Mill
Nominee                   Asset Management (1986 to present)

Joseph J. Incandela,      Partner/Managing Director, Thomas H. Lee            1990         1999          527         .005%
Age 52, Director          Co.; Private Investor (January 1999 to
Nominee                   present)

Richard D. Wood,          Consultant (October 1994 to present);               1987         2001       29,820         .304%
Age 59, Director          Chairman and President, Optical Radiation
                          Corp.
                          (1969 to October 1994)

All directors and officers
as a group

------------------------------

    (1) Shows all shares of Fund's common stock owned on March 2, 1999 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the directors and officers.

    (2) Shows percentage of shares owned on March 2, 1999.

    (3) Mr. Disney was appointed to fill the vacancy created by Mr. Bullock's retirement. Upon his election at this meeting, he will replace Mr. Bullock as a director whose term was set to expire at the Year 2000 annual meeting.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

    The board of directors of the Fund met four times during the fiscal year ended December 31, 1998 and each director attended at least 75% of the meetings of the board and meetings of the committees of the board of directors on which such director served.

    The board of directors has an Executive Committee consisting of Messrs. Disney and Minnick which was constituted to conduct the current and ordinary business of the Fund when the board is not in session and, to the same extent as the board is so empowered, has the power to declare dividends from ordinary income and distributions of realized capital gains upon any shares of capital stock. Messrs. Disney and Minnick also comprise the Valuation Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the directors. The Fund has an Audit Committee consisting of Messrs. Greeley and Wood. An Audit Committee meeting was held on April 28, 1998 to make recommendations to the board as to the firm of independent accountants to be selected, to review the methods, scope and result of audits and audit fees charged, and to review the Fund's internal accounting procedures and controls. The directors have a Special Nominating Committee consisting of the directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund or the Advisor (the "Disinterested Directors"). The Special Nominating Committee is charged with the duty of making all nominations for disinterested members of the board of directors to the directors. Shareholders' recommendations as to nominees which are received by the Fund are referred to the Special Nominating Committee for its consideration and action.

COMPENSATION OF DIRECTORS AND OFFICERS

    The Fund pays no compensation to the Fund's officers. None of the Fund's directors or officers has engaged in any financial transactions with the Fund or the Advisor.

    The following table sets forth all compensation paid to the Fund's directors as of the Fund's most recent fiscal year:

                                                   AGGREGATE        PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                                                  COMPENSATION    BENEFITS ACCRUED AS PART     FUND AND OTHER FUNDS
NAME OF DIRECTOR                                 FROM THE FUND*      OF FUND'S EXPENSES            IN COMPLEX**
-----------------------------------------------  --------------  ---------------------------  -----------------------
Michael Bullock                                            $0                    $0                         $0
Patrick W.W. Disney                                        $0                    $0                         $0
James E. Minnick                                           $0                    $0                         $0
Robert E. Greeley                                     $16,000                    $0                    $16,000
Joseph J. Incandela                                   $16,000                    $0                    $16,000
Richard D. Wood                                       $16,000                    $0                    $16,000

 *  As of Fund's fiscal year end, December 31, 1998.

** None of the Directors receives any compensation from any other investment company managed by or affiliated with the Advisor.

EXECUTIVE OFFICERS

    The following table sets forth information with respect to the executive officers of the Fund who are not directors. Each officer is elected annually by the board of directors of the Fund and serves until the officer's successor is elected and qualified, or until the officer's death, resignation or removal by the board.

                                                                                               SHARES OF
                                      POSITIONS            PRINCIPAL OCCUPATION(S) DURING        FUND      PERCENT OF
NAME AND ADDRESS                      WITH FUND                   PAST FIVE YEARS              OWNED(1)     CLASS(2)
------------------------------------  ----------------  ------------------------------------  -----------  -----------
Audrey M.T. Jones, Age 52              Executive Vice   Executive Vice President, Morgan           4,760         .049%
885 Third Avenue,                        President      Grenfell Inc.
New York, NY 10022

David A. Baratta, Age 41               Executive Vice   Executive Vice President, Morgan           1,236         .013%
885 Third Avenue                         President      Grenfell Inc. (September 1994 to
New York, NY 10022                                      present); Special Limited Partner at
                                                        BEM Management (Private Investment
                                                        Partnership).

Joan A. Binstock, Age 45                 Treasurer      Chief Operating Officer and                  615         .006%
885 Third Avenue                                        Executive Vice President, Morgan
New York, NY 10022                                      Grenfell Inc. (since June 1997):
                                                        Principal National Director of
                                                        Investment Management Regulatory
                                                        Consulting, Ernst & Young (May
                                                        1995-June 1997); Vice President,
                                                        Director of Compliance, JP Morgan
                                                        Mutual Funds (August 1993-May 1995).

Tracie E. Richter, Age 31                Assistant      Vice President, MG Inc. (since                 0            0%
885 Third Avenue                         Treasurer      January 1998); Vice President,
New York, NY 10022                                      Bankers Trust (February 1996 to
                                                        December 1997); Associate, Goldman
                                                        Sachs Asset Management (January 1993
                                                        to January 1996).

James A. Capezzuto, Age 35               Secretary      Vice President, Legal Officer Morgan         102         .001%
885 Third Avenue                                        Grenfell Inc. (June, 1996 to
New York, NY 10022                                      present); First Vice President,
                                                        Regional Counsel, Prudential
                                                        Securities Inc.

    (1) Shows all shares of Funds common stock owned on March 2, 1999 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the directors and officers.

    (2) Shows percentage of shares owned on March 2, 1999.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Pursuant to the Investment Company Act, at a meeting on February 17, 1999 called for such purpose, the board of directors of the Fund, including all of the "Disinterested Directors," unanimously selected KPMG Peat Marwick LLP as independent certified public accountants for the Fund for the fiscal year ending December 31, 1999. The Fund has been advised that KPMG Peat Marwick LLP does not have any direct or material indirect financial interest in the Fund, nor has it had any connection during the past three years with the Fund in the capacity of promoter, underwriter, director, officer or employee.

    Audit services performed by KPMG Peat Marwick LLP for the Fund during the fiscal year ended December 31, 1998 consisted of the examination of the financial statements of the Fund, consultation on financial accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

    Representatives of KPMG Peat Marwick LLP are not expected to be present at the meeting, but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

VOTE REQUIRED

    The approval of Proposal 2 requires the affirmative vote of a majority of the total number of votes entitled to be cast on the Proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the board of directors is not aware of any matters that are to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

    Proposals of shareholders which are intended to be presented at the next Annual Shareholders' Meeting must be received in writing by the Fund at 885 Third Avenue, New York, New York 10022 no later than November 5, 1999.

                       PROXIES AND VOTING AT THE MEETING

    Shareholders who executed proxies may revoke them at any time before they are voted by written notice to the secretary of the Fund or by casting a vote in person at the meeting. All valid proxies received prior to the meeting, or any adjournment or adjournments thereof, will be voted at the meeting. Matters on which a choice has been provided will be voted as indicated on the proxy, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby for the election as director of each nominee named in Proposal 1, for the ratification of KPMG Peat Marwick LLP as the Fund's independent certified public accountants as set forth in Proposal 2 of the Notice of Annual Meeting of Shareholders and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of either of Proposals 1 and 2 have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to those proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for Proposals 1 and 2 in favor of such an adjournment, and will vote those proxies entitled to be voted against Proposal 1 and 2 against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

    Shares of the Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has no effect in determining whether the nominees in Proposal 1 have been elected, but has the same effect as a vote against Proposal
2. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will not be considered as present and entitled to vote with respect to such proposal and are not considered to be votes cast. Accordingly, broker non-votes have no effect on the voting in determining whether the nominees in Proposal 1 have been elected and, because shares represented by non-votes are considered outstanding shares, have the same effect as a vote against Proposal 2.

                                    GENERAL

    The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of the Fund, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or telegraph.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                                        MORGAN GRENFELL SMALLCap
                                                                      FUND, INC.